Exhibit 99.2
W. P. Carey Inc.

Supplemental Information
Second Quarter 2015

W. P. Carey Inc. unaudited supplemental financial and operating information.

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us,” and “our” include W. P. Carey Inc., its consolidated subsidiaries, and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 16 – Global Incorporated, or CPA®:16 – Global (through the date of the merger with CPA®:16 – Global), Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs and Carey Credit Income Fund, or CCIF. "U.S." means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation, and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

W. P. Carey Inc.
Supplemental Information – Second Quarter 2015

W. P. Carey Inc.
Overview – Second Quarter 2015

Summary Metrics
As of or for the three months ended June 30, 2015.

Financial Results
Real estate revenues, excluding reimbursable tenant costs – consolidated ($'000)				$174,122
Revenues from the Managed Programs, excluding reimbursable costs – consolidated ($'000)				50,188
Net income attributable to W. P. Carey ($'000)				63,348
Net income attributable to W. P. Carey per diluted share				0.59
Normalized pro rata cash NOI ($'000) (a) (b)				168,779
Adjusted EBITDA ($'000) (b) (c)				202,912
AFFO attributable to W. P. Carey ($'000) (b) (d)				139,036
AFFO attributable to W. P. Carey per diluted share (b) (d)				1.31

Distributions declared per share – second quarter				0.954
Distributions declared per share – second quarter annualized				3.82
Dividend yield – annualized, based on quarter end share price of $58.94				6.5%
Dividend payout ratio – second quarter (e)				72.8%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $58.94 ($'000)				$6,151,993
Pro rata net debt ($'000) (f)				4,251,701
Enterprise value ($'000)				10,403,694

Total capitalization (g)				10,637,323

Total consolidated debt ($'000)				4,544,507
Gross assets ($'000) (h)				9,291,740
Liquidity ($'000) (i)				1,382,298

Pro rata net debt to enterprise value (b)				40.9%
Pro rata net debt to adjusted EBITDA (annualized) (b) (c)				5.2x
Total consolidated debt to gross assets				48.9%

Weighted-average interest rate (b)				4.2%
Weighted-average debt maturity (years) (b)				5.3

Standard & Poor's Rating Services - issuer rating (September 2014)				BBB (stable)
Moody's Investors Service - corporate rating (August 2014)				Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties				852
Number of operating properties				4
Number of tenants – net-leased properties				217

ABR from Investment Grade tenants as a % of total ABR (net-leased properties) (j)				24.5%
ABR from Implied Investment Grade tenants as a % of total ABR (net-leased properties) (k)				6.6%

Net-leased properties – square footage (millions)				89.3

Occupancy – net-leased properties (l)				98.6%
Weighted-average remaining lease term (years)				9.1

Acquisitions – second quarter ($'000)				$51,361
Dispositions – second quarter ($'000)				11,324

Managed Programs	CPA® REITs	CWI REITs	CCIF	Total
AUM ($'000) (m)	$7,506,149	$2,789,833	$87,742	$10,383,724
Acquisitions – second quarter ($'000)	520,449	550,234	—	1,070,683
Dispositions – second quarter ($'000)	—	—	—	—

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Second Quarter 2015

________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Adjusted EBITDA is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(d)	AFFO is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(e)	Represents distributions declared per share divided by diluted AFFO per share.

(f)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(g)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(h)	Gross assets represent consolidated total assets before accumulated depreciation.

(i)	Represents availability on our Senior Unsecured Credit Facility revolver plus cash and cash equivalents.

(j)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of June 30, 2015.

(k)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of June 30, 2015.

(l)	Occupancy for our two self-storage properties was 93.8% as of June 30, 2015. Occupancy for our two hotels was 85.0% for the three months ended June 30, 2015.

(m)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Second Quarter 2015

Components of Net Asset Value
In thousands, except shares, per share amounts, and percentages.

Real Estate	Three Months Ended Jun. 30, 2015	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$168,779	$675,116

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	5,789	23,156
CPA®:18 – Global (10% of Available Cash)	1,422	5,688
CWI (8% of Available Cash)	1,636	6,544
	8,847	35,388

Investment Management
Investment Management Revenues
Structuring revenue	37,808	151,232
Asset management revenue	12,073	48,292
	49,881	199,524

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Jun. 30, 2015
Assets
Cash and cash equivalents		$233,629
Due from affiliates		176,796
Real estate under construction (c)		49,611

Other assets, net:
Restricted cash, including escrow		$77,118
Deferred charges		47,166
Other intangible assets, net		44,925
Securities and derivatives		44,140
Straight-line rent adjustments		35,808
Accounts receivable		31,840
Prepaid expenses		17,021
Note receivable		10,834
Leasehold improvements, furniture, and fixtures		9,380
Other		165
Total other assets, net		$318,397

Liabilities
Total pro rata debt outstanding (d)		$4,485,330
Distributions payable		101,517
Deferred income taxes		89,036
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$124,629
Prepaid and deferred rents		98,255
Tenant security deposits		37,299
Accrued income taxes payable		31,508
Straight-line rent adjustments		2,765
Other		18,065
Total accounts payable, accrued expenses and other liabilities		$312,521

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – Second Quarter 2015

Other	Number of Shares Owned	NAV/Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (e)
CPA®:17 – Global (2.9% ownership)	9,647,643	$9.72	(f)	$93,775
CPA®:18 – Global (0.4% ownership)	548,464	10.00	(g)	5,485
CWI (1.1% ownership)	1,501,028	10.30	(h)	15,461
CWI 2 (3.1% ownership)	25,789	10.00	(i)	258
CCIF (50.0% ownership) (j)	2,777,778	9.00		25,000
				$139,979
________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. However, 20% of CWI’s special general partnership is owned by an unrelated third-party subadvisor.

(c)	Represents the book value of Banco Santander build-to-suit costs incurred to date.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Excludes operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2014. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)	The offering price shown is the initial offering price for shares of CPA®:18 – Global’s Class A common stock, as WPC owns shares of CPA®:18 – Global’s Class A common stock.

(h)
CWI’s NAV was calculated by WPC, relying in part on appraisals of the fair market value of CWI’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions, and fees payable to WPC) and CWI’s other net assets and liabilities at the same date. CWI’s NAV was based on shares of common stock outstanding at September 30, 2014.

(i)	The offering price shown is the initial offering price for shares of CWI 2’s Class A common stock, as WPC owns shares of CWI 2’s Class A common stock.

(j)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. As of June 30, 2015, CCIF had not yet admitted any additional shareholders.

Investing for the long runTM | 4

W. P. Carey Inc.

Financial Results
Second Quarter 2015

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Second Quarter 2015

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014
Revenues
Real estate revenues:
Lease revenues	$162,574	$160,165	$153,265	$149,243	$148,253
Operating property revenues (a)	8,426	7,112	7,333	8,338	8,251
Reimbursable tenant costs	6,130	5,939	6,828	6,271	5,749
Lease termination income and other	3,122	3,209	183	1,421	14,988
	180,252	176,425	167,609	165,273	177,241
Revenues from the Managed Programs:
Structuring revenue	37,808	21,720	30,765	5,487	17,254
Asset management revenue	12,073	11,159	10,154	9,088	9,045
Reimbursable costs	7,639	9,607	33,833	14,722	41,925
Dealer manager fees	307	1,274	6,470	2,436	7,949
Incentive, termination and subordinated disposition revenue	—	203	—	—	—
	57,827	43,963	81,222	31,733	76,173
	238,079	220,388	248,831	197,006	253,414
Operating Expenses
Depreciation and amortization	65,166	65,400	61,481	59,524	63,445
General and administrative	26,376	29,768	29,523	20,261	19,134
Reimbursable tenant and affiliate costs	13,769	15,546	40,661	20,993	47,674
Property expenses, excluding reimbursable tenant costs	11,020	9,364	7,749	10,350	11,211
Stock-based compensation expense	5,089	7,009	8,096	7,979	7,957
Subadvisor fees (b)	4,147	2,661	2,651	381	2,451
Dealer manager fees and expenses	2,327	2,372	6,203	3,847	6,285
Acquisition expenses	1,897	5,676	3,096	618	1,137
Impairment charges	591	2,683	16,776	4,225	2,066
	130,382	140,479	176,236	128,178	161,360
Other Income and Expenses
Interest expense	(47,693)	(47,949)	(44,780)	(46,534)	(47,733)
Equity in earnings of equity method investments in the Managed Programs and real estate	14,272	11,723	8,792	11,610	9,452
Other income and (expenses)	7,641	(4,306)	(2,073)	(5,138)	(1,378)
	(25,780)	(40,532)	(38,061)	(40,062)	(39,659)
Income from continuing operations before income taxes and gain (loss) on sale of real estate	81,917	39,377	34,534	28,766	52,395
Provision for income taxes	(15,010)	(1,980)	(6,434)	(901)	(8,021)
Income from continuing operations before gain (loss) on sale of real estate	66,907	37,397	28,100	27,865	44,374
Income from discontinued operations, net of tax	—	—	300	191	26,421
Gain (loss) on sale of real estate, net of tax	16	1,185	5,063	260	(3,823)
Net Income	66,923	38,582	33,463	28,316	66,972
Net income attributable to noncontrolling interests	(3,575)	(2,466)	(1,470)	(993)	(2,344)
Net loss attributable to redeemable noncontrolling interest	—	—	279	14	111
Net Income Attributable to W. P. Carey	$63,348	$36,116	$32,272	$27,337	$64,739
Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.60	$0.34	$0.31	$0.27	$0.38
Income from discontinued operations attributable to W. P. Carey	—	—	—	—	0.26
Net Income Attributable to W. P. Carey	$0.60	$0.34	$0.31	$0.27	$0.64
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.59	$0.34	$0.30	$0.27	$0.38
Income from discontinued operations attributable to W. P. Carey	—	—	—	—	0.26
Net Income Attributable to W. P. Carey	$0.59	$0.34	$0.30	$0.27	$0.64
Weighted-Average Shares Outstanding
Basic	105,764,032	105,303,679	104,894,480	100,282,082	100,236,362
Diluted	106,281,983	106,109,877	105,794,118	101,130,448	100,995,225
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$63,348	$36,116	$31,967	$27,107	$38,275
Income from discontinued operations, net of tax	—	—	305	230	26,464
Net Income	$63,348	$36,116	$32,272	$27,337	$64,739
Distributions Declared Per Share	$0.9540	$0.9525	$0.9500	$0.9400	$0.9000

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – Second Quarter 2015

________

(a)	Comprised of revenues of $8.1 million from two hotels and revenues of $0.3 million from two self-storage facilities for the three months ended June 30, 2015.

(b)
We earn investment management revenue from CWI and CWI 2 in our role as their advisor. Pursuant to the terms of the subadvisory agreements, however, 20% of the fees we receive from CWI and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. We also pay the subadvisors 20% and 25% of the net proceeds from any sale, financing, or recapitalization of CWI and CWI 2 securities, respectively.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Second Quarter 2015

Reconciliation of Net Income to AFFO – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014
Net income attributable to W. P. Carey	$63,348	$36,116	$32,272	$27,337	$64,739
Adjustments:
Depreciation and amortization of real property	63,688	63,891	60,363	58,355	62,354
Impairment charges	591	2,683	16,776	4,225	2,066
Gain on sale of real estate, net	(16)	(1,185)	(5,062)	(259)	(25,582)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,640)	(2,653)	(2,806)	(2,924)	(2,586)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,296	1,278	3,126	457	533
Total adjustments	62,919	64,014	72,397	59,854	36,785
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	126,267	100,130	104,669	87,191	101,524
Adjustments:
Above- and below-market rent intangible lease amortization, net	13,220	13,750	14,008	14,432	17,124
Other amortization and non-cash items (b)	(6,574)	6,690	2,099	5,670	1,719
Stock-based compensation	5,089	7,009	8,096	7,979	7,957
Straight-line and other rent adjustments	(3,070)	(2,937)	(3,657)	(1,791)	(8,999)
Acquisition expenses	1,897	5,676	3,097	618	1,139
Amortization of deferred financing costs	1,489	1,165	1,046	1,007	999
AFFO adjustments to equity earnings from equity investments	1,426	1,137	1,225	1,094	935
Tax benefit – deferred and other non-cash charges	(1,372)	(1,745)	(8,741)	(1,665)	(1,246)
Realized losses (gains) on foreign currency, derivatives, and other (c)	415	(554)	(643)	(272)	159
Other, net (d)	—	—	5,434	(86)	(13)
Loss on extinguishment of debt	—	—	—	1,122	721
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	15	(214)	(930)	(918)	259
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	234	(137)	(98)	(14)	(32)
Total adjustments	12,769	29,840	20,936	27,176	20,722
AFFO Attributable to W. P. Carey (a)	$139,036	$129,970	$125,605	$114,367	$122,246

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$126,267	$100,130	$104,669	$87,191	$101,524
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.19	$0.94	$0.99	$0.86	$1.01
AFFO attributable to W. P. Carey (a)	$139,036	$129,970	$125,605	$114,367	$122,246
AFFO attributable to W. P. Carey per diluted share (a)	$1.31	$1.22	$1.19	$1.13	$1.21
Diluted weighted-average shares outstanding	106,281,983	106,109,877	105,794,118	101,130,448	100,995,225
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(c)
Effective prospectively on January 1, 2015, we no longer adjust for realized gains or losses on foreign exchange derivatives. Realized gains (losses) on derivatives were $0.8 million, $0.3 million, and $(0.4) million for the three months ended December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(d)
Other, net for the three months ended December 31, 2014 primarily consists of proceeds from a bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 merger on January 31, 2014, which under GAAP was accounted for in purchase accounting.

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – Second Quarter 2015

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Unaudited. Three months ended June 30, 2015.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Real estate revenues:
Lease revenues (e)	$162,574	$4,716	$(5,834)	$161,456	$9,530	(g)	$170,986
Operating property revenues:
Hotel revenues	8,134	—	—	8,134	—		8,134
Self-storage revenues	292	—	—	292	—		292
Reimbursable tenant costs	6,130	28	(172)	5,986	—		5,986
Lease termination income and other	3,122	2,106	(1)	5,227	15		5,242
	180,252	6,850	(6,007)	181,095	9,545		190,640
Revenues from the Managed Programs:
Structuring revenue	37,808	—	—	37,808	—		37,808
Asset management revenue	12,073	—	(14)	12,059	—		12,059
Reimbursable costs	7,639	—	—	7,639	—		7,639
Dealer manager fees	307	—	—	307	—		307
	57,827	—	(14)	57,813	—		57,813
	238,079	6,850	(6,021)	238,908	9,545		248,453
Operating Expenses
Depreciation and amortization	65,166	374	(2,648)	62,892	(61,447)	(h)	1,445
General and administrative	26,376	(7)	(25)	26,344	—		26,344
Reimbursable tenant and affiliate costs	13,769	26	(200)	13,595	—		13,595
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	6,034	—	—	6,034	—		6,034
Self-storage expenses	134	—	—	134	—		134
Non-reimbursable property expenses	4,852	9	(49)	4,812	15		4,827
Stock-based compensation expense	5,089	—	—	5,089	(5,089)	(i)	—
Subadvisor fees (f)	4,147	—	—	4,147	—		4,147
Dealer manager fees and expenses	2,327	—	—	2,327	—		2,327
Acquisition expenses	1,897	—	—	1,897	(1,897)	(j)	—
Impairment charges	591	—	—	591	(591)	(i)	—
	130,382	402	(2,922)	127,862	(69,009)		58,853
Other Income and Expenses
Interest expense	(47,693)	(863)	1,840	(46,716)	880	(k)	(45,836)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Joint ventures	4,533	(5,136)	—	(603)	922	(l)	319
Income related to our ownership in the Managed Programs	496	—	—	496	1,427	(m)	1,923
Income related to our general partnership interests	9,243	—	(410)	8,833	—		8,833
Equity in earnings of equity method investments in the Managed Programs and real estate	14,272	(5,136)	(410)	8,726	2,349		11,075
Other income and (expenses)	7,641	(80)	(97)	7,464	(5,239)	(n)	2,225
	(25,780)	(6,079)	1,333	(30,526)	(2,010)		(32,536)
Income before income taxes and gain on sale of real estate	81,917	369	(1,766)	80,520	76,544		157,064
Provision for income taxes	(15,010)	(369)	(111)	(15,490)	(840)	(o)	(16,330)
Income before gain on sale of real estate	66,907	—	(1,877)	65,030	75,704		140,734
Gain on sale of real estate, net of tax	16	—	—	16	(16)		—
Net Income	66,923	—	(1,877)	65,046	75,688		140,734
Net income attributable to noncontrolling interests	(3,575)	—	1,877	(1,698)	—	(p)	(1,698)
Net Income / AFFO Attributable to W. P. Carey	$63,348	$—	$—	$63,348	$75,688		$139,036
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$0.59						$1.31

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – Second Quarter 2015

________

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended June 30, 2015.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in real estate and the Managed Programs and joint ventures.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests and Net loss attributable to redeemable noncontrolling interest.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
Lease revenues on a pro rata basis in this schedule reflect only revenues from continuing operations. There were no lease revenues from discontinued operations for the three months ended June 30, 2015.

(f)
We earn investment management revenue from CWI and CWI 2 in our role as their advisor. Pursuant to the terms of the subadvisory agreements, however, 20% of the fees we receive from CWI and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. We also pay the subadvisors 20% and 25% of the net proceeds from any sale, financing, or recapitalization of CWI and CWI 2 securities, respectively.

(g)
For the three months ended June 30, 2015, represents the reversal of amortization of above- or below-market lease intangibles of $12.6 million and the elimination of non-cash amounts related to straight-line rent of $3.1 million.

(h)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(i)	Adjustment to exclude a non-cash item.

(j)	Adjustment to exclude a non-core item.

(k)	Represents the elimination of non-cash components of interest expense, primarily for fair market value related to mortgage loans.

(l)	Represents our equity investment in Soho House.

(m)	Adjustments include MFFO from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

(n)	Represents eliminations or (gains) losses related to the extinguishment of debt, foreign currency, derivatives, and other items related to continuing operations.

(o)	Represents elimination of deferred taxes.

(p)	Represents the noncontrolling interest portion of other real estate income related to our self-storage portfolio.

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W. P. Carey Inc.
Financial Results – Second Quarter 2015

Capital Expenditures
In thousands. Unaudited. Three months ended June 30, 2015.

Three Months Ended June 30, 2015
Tenant Improvements and Leasing Costs
Tenant improvements	$52
Leasing costs	120

Maintenance Capital Expenditures
Net lease properties	$1,067
Operating properties	343

Non-maintenance Capital Expenditures
Development, redevelopment, expansion and other capital expenditures	$11,280

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W. P. Carey Inc.

Balance Sheets and Capitalization
Second Quarter 2015

Investing for the long runTM | 12

W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2015

Consolidated Balance Sheets
In thousands. Unaudited.

	Jun. 30, 2015	Dec. 31, 2014
Assets
Investments in real estate:
Real estate, at cost	$5,296,054	$5,006,682
Operating real estate, at cost	85,237	84,885
Accumulated depreciation	(324,136)	(258,493)
Net investments in properties	5,057,155	4,833,074
Net investments in direct financing leases	783,832	816,226
Assets held for sale	—	7,255
Net investments in real estate	5,840,987	5,656,555
Cash and cash equivalents	233,629	198,683
Equity investments in the Managed Programs and real estate (a)	263,418	249,403
Due from affiliates	176,796	34,477
Goodwill	687,084	692,415
In-place lease and tenant relationship intangible assets, net	948,547	993,819
Above-market rent intangible assets, net	498,746	522,797
Other assets, net	318,397	300,330
Total Assets	$8,967,604	$8,648,479

Liabilities and Equity
Liabilities:
Non-recourse debt, net	$2,443,212	$2,532,683
Senior Unsecured Credit Facility - Revolver	350,234	807,518
Senior Unsecured Credit Facility - Term Loan	250,000	250,000
Senior Unsecured Notes, net	1,501,061	498,345
Below-market rent and other intangible liabilities, net	171,544	175,070
Accounts payable, accrued expenses and other liabilities	312,521	293,846
Deferred income taxes	89,036	94,133
Distributions payable	101,517	100,078
Total liabilities	5,219,125	4,751,673
Redeemable noncontrolling interest	13,374	6,071

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	105	105
Additional paid-in capital	4,298,574	4,322,273
Distributions in excess of accumulated earnings	(575,404)	(465,606)
Deferred compensation obligation	57,395	30,624
Accumulated other comprehensive loss	(120,777)	(75,559)
Less: treasury stock at cost	(60,948)	(60,948)
Total W. P. Carey stockholders' equity	3,598,945	3,750,889
Noncontrolling interests	136,160	139,846
Total equity	3,735,105	3,890,735
Total Liabilities and Equity	$8,967,604	$8,648,479
________

(a)
Our equity investments in real estate joint ventures totaled $135.7 million and $128.0 million as of June 30, 2015 and December 31, 2014, respectively. Our equity investments in the Managed Programs totaled $127.7 million and $121.4 million as of June 30, 2015 and December 31, 2014, respectively.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2015

Capitalization
In thousands, except share and per share amounts. Unaudited. At June 30, 2015
Description	Shares	Share Price	Market Value
Equity
Common Equity	104,377,210	$58.94	$6,151,993
Preferred Equity			—
Total Equity Market Capitalization			$6,151,993

			Outstanding Balance
Pro Rata Debt
Non-recourse Debt			$2,375,646
Senior Unsecured Credit Facility – Revolver			350,234
Senior Unsecured Credit Facility – Term Loan			250,000
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			559,450
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 1, 2025)			450,000
Total Pro Rata Debt			$4,485,330

Total Market Capitalization			$10,637,323

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W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2015

Debt Overview
Dollars in thousands. Pro rata. As of June 30, 2015.

	Weighted- Average Debt Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a)	Percent
Non-Recourse Debt
Fixed	4.4	5.6%	$1,907,280	42.5%
Variable:
Swapped	3.9	5.0%	258,239	5.8%
Floating	1.2	5.0%	150,031	3.3%
Capped	1.8	1.0%	47,342	1.1%
Future Rate Reset	9.8	6.1%	12,754	0.3%
Total Pro Rata Non-Recourse Debt	4.1	5.4%	2,375,646	53.0%

Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	7.6	2.0%	559,450
Senior Unsecured Notes (due April 1, 2024)	8.8	4.6%	500,000
Senior Unsecured Notes (due February 1, 2025)	9.6	4.0%	450,000
Senior Unsecured Notes	8.6	3.5%	1,509,450	33.6%
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (b)	2.6	1.1%	350,234	7.8%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2016) (c)	0.6	1.4%	250,000	5.6%
Total Recourse Debt	6.6	2.8%	2,109,684	47.0%

Total Pro Rata Debt Outstanding (a)	5.3	4.2%	4,485,330	100.0%
Unamortized discount on Senior Unsecured Notes			(8,389)
Total Pro Rata Debt Outstanding, net			$4,476,941
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)
We incurred interest at London Interbank Offered Rate, or LIBOR, plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.1 billion as of June 30, 2015. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(c)	The terms of the Senior Unsecured Credit Facility – Term Loan provide for two one-year extension options of the loan period.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2015

Debt Maturity
Dollars in thousands. Pro rata. As of June 30, 2015.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
Remaining 2015	12	$9,469	5.9%	$162,696	$162,753	3.6%
2016	102	43,038	5.2%	259,617	262,583	5.9%
2017	90	95,279	5.3%	565,336	601,494	13.4%
2018	34	51,014	5.3%	264,883	292,023	6.5%
2019	11	15,783	6.2%	51,450	64,987	1.5%
2020	22	37,186	5.3%	189,286	226,204	5.0%
2021	11	20,639	5.9%	89,920	118,767	2.6%
2022	31	42,426	5.2%	209,401	253,841	5.7%
2023	26	40,068	5.0%	123,300	190,740	4.3%
2024	23	20,883	5.9%	7,731	75,000	1.7%
2025	13	11,659	5.6%	30,179	63,524	1.4%
Thereafter	9	12,528	6.3%	15,505	63,730	1.4%
Total Pro Rata Non-Recourse Debt	384	$399,972	5.4%	$1,969,304	2,375,646	53.0%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		559,450
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 1, 2025)			4.0%		450,000
Senior Unsecured Notes			3.5%		1,509,450	33.6%
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (c)			1.1%		350,234	7.8%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2016) (d)			1.4%		250,000	5.6%
Total Recourse Debt			2.8%		2,109,684	47.0%

Total Pro Rata Debt Outstanding (a)			4.2%		4,485,330	100.0%
Unamortized discount on Senior Unsecured Notes					(8,389)
Total Pro Rata Debt Outstanding, net					$4,476,941
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments, scheduled amortization, and unamortized premium, net.

(c)
We incurred interest at LIBOR plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.1 billion as of June 30, 2015. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(d)	The terms of the Senior Unsecured Credit Facility – Term Loan provide for two one-year extension options of the loan period.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Second Quarter 2015

Senior Unsecured Notes
As of June 30, 2015.

Ratings

	Issuer / Corporate			Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Date Issued/ Affirmed	Rating	Outlook	Date Issued/ Affirmed
Standard & Poor's	BBB	Stable	September 2014	BBB-	Stable	January 2015
Moody's	Baa2	Stable	August 2014	Baa2	Stable	January 2015

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the senior unsecured notes.

Covenant	Metric	Required	As of June 30, 2015
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	44.7%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	24.0%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	3.9x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	203.6%

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W. P. Carey Inc.

Owned Real Estate Portfolio
Second Quarter 2015

Investing for the long runTM | 18

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the six months ended June 30, 2015.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price (a) (b)	Closing Date	Property Type(s)	Gross Square Footage
1Q15
Pendragon plc (73 properties)	Various, United Kingdom	$351,061	Jan-15	Retail	1,490,688
Nippon Express Co. Ltd.	Rotterdam, Netherlands	43,173	Feb-15	Warehouse	761,438
1Q15 Total		394,234			2,252,126

2Q15
Hornbach Baumarkt gmbH	Bad Fischau, Austria	24,999	Apr-15	Retail	136,702
Scania AB	Oskarshamn, Sweden	26,362	Jun-15	Industrial	357,577
2Q15 Total		51,361			494,279
Year-to-Date Total Acquisitions		$445,595			2,746,405

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q15
Vermont Teddy Bear	Shelburne, VT	$3,500	Jan-15	Industrial	55,446
Vacant (formerly Kenyon International Inc.)	Houston, TX	1,300	Jan-15	Warehouse	17,725
Childtime Childcare, Inc. (4 properties)	Alhambra, Garden Grove, and Tustin CA; and Canton, MI	8,240	Feb-15; Mar-15	Learning Center	28,547
Builders FirstSource, Inc.	Cincinnati, OH	725	Mar-15	Warehouse	165,680
1Q15 Total		13,765			267,398

2Q15
SaarOTEC (b)	St. Ingbert, Germany	4,324	Apr-15	Office/Industrial	156,068
McLean Midwest	Champlin, MN	7,000	May-15	Office	179,655
2Q15 Total		11,324			335,723
Year-to-Date Total Dispositions		$25,089			603,121
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Amount reflects the applicable exchange rate on the date of the transaction.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Joint Venture Information
Dollars in thousands. As of June 30, 2015.

Joint Venture or JV (Principal Tenant)	WPC % Interest in JV		Total JV			WPC Pro Rata Share of Total JV (a)
		JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	3.00%	CPA®:17 – Global - 97.00%	$32,848	$23,090	$9,758	$985	$693	$292
C1000 Logistiek Vastgoed B.V. (b)	15.00%	CPA®:17 – Global - 85.00%	149,778	78,533	71,245	22,467	11,780	10,687
Actebis Peacock GmbH (b)	30.00%	CPA®:17 – Global - 70.00%	35,301	23,338	11,963	10,590	7,001	3,589
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	33.33%	CPA®:17 – Global - 66.67%	43,744	15,312	28,432	14,580	5,103	9,477
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	37,043	—	37,043	14,817	—	14,817
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	250,881	112,851	138,030	112,896	50,783	62,113
Total Unconsolidated Joint Ventures			549,595	253,124	296,471	176,335	75,360	100,975

Consolidated Joint Ventures
Carey Storage	38.30%	Third parties - 61.70%	2,414	7	2,407	925	3	922
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	66,743	26,271	40,472	33,372	13,136	20,236
Tesco PLC (b)	51.00%	CPA®:17 – Global - 49.00%	61,781	36,819	24,962	31,508	18,778	12,730
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	24,143	20,735	3,408	13,279	11,404	1,875
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	63.50%	CPA®:17 – Global - 36.50%	336,539	294,126	42,413	213,702	186,770	26,932
Eroski Sociedad Cooperativa (b)	70.00%	CPA®:17 – Global - 30.00%	26,762	1,511	25,251	18,733	1,058	17,675
Multi-tenant property in Illkirch-Graffens, France (b)	75.00%	Third party - 25.00%	15,796	10,653	5,143	11,847	7,990	3,857
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	238,067	16,968	221,099	210,594	15,010	195,584
Continental Airlines, Inc.	90.00%	Third party - 10.00%	5,095	3,936	1,159	4,586	3,542	1,044
Total Consolidated Joint Ventures			777,340	411,026	366,314	538,546	257,691	280,855
Total Unconsolidated and Consolidated Joint Ventures			$1,326,935	$664,150	$662,785	$714,881	$333,051	$381,830
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 20

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Top Ten Tenants
In thousands, except percentages. Pro rata. As of June 30, 2015.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	$33,932	5.0%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Transportation - Cargo, Consumer Service	Various U.S.	31,853	4.7%
Carrefour France SAS (a)	Warehouse	Retail Stores	France	27,686	4.1%
State of Andalucia (a)	Office	Federal, State, Local, and Foreign Government	Spain	26,409	3.9%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Service	United Kingdom	25,571	3.7%
Marcourt Investments Inc. (Marriott Corporation)	Hotel	Hotel, Gaming, and Leisure	Various U.S.	16,100	2.4%
OBI Group (a)	Retail	Retail Stores	Poland	15,229	2.2%
True Value Company	Warehouse	Retail Stores	Various U.S.	15,071	2.2%
UTI Holdings, Inc.	Learning Center	Consumer Services	Various U.S.	14,636	2.1%
Advanced Micro Devices, Inc.	Retail and Warehouse	Retail Stores	Sunnyvale, CA	12,769	1.9%
Total (b)				$219,256	32.2%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Diversification by Property Type
In thousands, except percentages. Pro rata. As of June 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Office	$198,474	29.1%	13,421	15.0%	$78,361	28.0%	6,355	16.4%
Industrial	171,253	25.2%	34,420	38.5%	74,037	26.4%	15,538	40.1%
Warehouse	121,868	17.9%	25,254	28.3%	42,407	15.1%	9,000	23.3%
Retail	105,839	15.6%	9,310	10.4%	49,028	17.5%	4,000	10.3%
Self Storage	31,853	4.7%	3,535	4.0%	31,853	11.4%	3,535	9.1%
Other Properties (b)	50,854	7.5%	3,366	3.8%	4,483	1.6%	296	0.8%
Total (c)	$680,141	100.0%	89,306	100.0%	$280,169	100.0%	38,724	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: learning center, sports facility, theater, and residential.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 22

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of June 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores	$137,557	20.2%	20,385	22.8%	$53,384	19.1%	7,200	18.6%
Consumer Services	57,998	8.5%	4,953	5.5%	39,265	14.0%	3,525	9.1%
High Tech Industries	45,697	6.7%	3,263	3.7%	13,111	4.7%	1,107	2.9%
Sovereign and Public Finance	39,656	5.8%	3,364	3.8%	30,703	10.9%	3,000	7.7%
Automotive	36,678	5.4%	6,414	7.2%	17,738	6.3%	2,888	7.5%
Beverage, Food, and Tobacco	34,055	5.0%	7,370	8.2%	14,234	5.1%	4,181	10.8%
Transportation: Cargo	31,699	4.7%	4,559	5.1%	16,198	5.8%	2,373	6.1%
Media: Advertising, Printing, and Publishing	31,446	4.6%	2,327	2.6%	8,112	2.9%	855	2.2%
Hotel, Gaming, and Leisure	30,498	4.5%	1,806	2.0%	3,165	1.1%	222	0.6%
Healthcare and Pharmaceuticals	26,952	4.0%	1,945	2.2%	3,810	1.4%	498	1.3%
Containers, Packaging, and Glass	26,549	3.9%	5,325	6.0%	7,620	2.7%	1,556	4.0%
Capital Equipment	25,765	3.8%	4,876	5.5%	16,406	5.8%	2,721	7.0%
Construction and Building	20,617	3.0%	4,276	4.8%	9,379	3.3%	2,304	6.0%
Business Services	17,789	2.6%	1,849	2.1%	561	0.2%	67	0.2%
Telecommunications	14,809	2.2%	1,188	1.3%	7,858	2.8%	653	1.7%
Wholesale	14,706	2.2%	2,806	3.1%	4,277	1.5%	741	1.9%
Aerospace and Defense	11,126	1.6%	1,221	1.4%	5,803	2.1%	738	1.9%
Consumer Goods: Durable	10,990	1.6%	2,485	2.8%	1,296	0.5%	369	1.0%
Grocery	10,499	1.6%	1,218	1.4%	1,900	0.7%	278	0.7%
Metal and Mining	9,881	1.5%	1,413	1.6%	287	0.1%	52	0.1%
Chemicals, Plastics, and Rubber	9,756	1.4%	1,088	1.2%	1,879	0.7%	245	0.6%
Insurance	9,217	1.4%	473	0.5%	9,217	3.3%	473	1.2%
Oil and Gas	8,380	1.2%	368	0.4%	5,888	2.1%	276	0.7%
Consumer Goods: Non-Durable	7,738	1.1%	1,883	2.1%	4,846	1.7%	1,319	3.4%
Other (b)	10,083	1.5%	2,451	2.7%	3,232	1.2%	1,083	2.8%
Total (c)	$680,141	100.0%	89,306	100.0%	$280,169	100.0%	38,724	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants in the following industries: banking; media: broadcasting and subscription; environmental industries; finance; transportation: consumer; and forest products and paper.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 23

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Diversification by Geography
In thousands, except percentages. Pro rata. As of June 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
East
New Jersey	$25,229	3.7%	1,694	1.9%	$9,413	3.4%	2,184	5.6%
North Carolina	18,768	2.8%	4,435	5.0%	9,561	3.4%	815	2.1%
Pennsylvania	18,276	2.7%	2,526	2.8%	7,277	2.6%	1,477	3.8%
New York	17,741	2.6%	1,178	1.3%	758	0.3%	66	0.2%
Massachusetts	14,481	2.1%	1,390	1.6%	10,577	3.8%	1,163	3.0%
Virginia	7,783	1.1%	1,093	1.2%	2,853	1.0%	332	0.9%
Other (b)	22,550	3.3%	4,702	5.3%	4,516	1.6%	796	2.1%
Total East	124,828	18.3%	17,018	19.1%	44,955	16.1%	6,833	17.7%

West
California	55,361	8.1%	3,518	3.9%	7,206	2.6%	944	2.4%
Arizona	25,848	3.8%	2,934	3.3%	7,556	2.7%	566	1.5%
Colorado	8,502	1.3%	1,340	1.5%	2,701	1.0%	515	1.3%
Utah	7,198	1.1%	960	1.1%	2,044	0.7%	397	1.0%
Other (b)	20,092	3.0%	2,297	2.6%	8,714	3.1%	876	2.3%
Total West	117,001	17.3%	11,049	12.4%	28,221	10.1%	3,298	8.5%

South
Texas	46,682	6.9%	6,740	7.5%	14,011	5.0%	2,429	6.3%
Georgia	26,637	3.9%	3,498	3.9%	2,669	1.0%	331	0.9%
Florida	17,844	2.6%	1,855	2.1%	12,385	4.4%	1,472	3.8%
Tennessee	13,933	2.0%	1,804	2.0%	2,188	0.8%	558	1.4%
Other (b)	7,525	1.1%	1,767	2.0%	4,279	1.5%	1,421	3.7%
Total South	112,621	16.5%	15,664	17.5%	35,532	12.7%	6,211	16.1%

Midwest
Illinois	26,002	3.8%	3,741	4.2%	6,348	2.3%	1,254	3.2%
Michigan	11,594	1.7%	1,380	1.5%	3,975	1.4%	708	1.8%
Indiana	9,140	1.3%	1,418	1.6%	3,147	1.1%	433	1.1%
Ohio	7,209	1.1%	1,647	1.8%	3,225	1.1%	671	1.7%
Other (b)	27,580	4.1%	4,777	5.3%	9,622	3.4%	1,314	3.4%
Total Midwest	81,525	12.0%	12,963	14.4%	26,317	9.3%	4,380	11.2%
U.S. Total	435,975	64.1%	56,694	63.4%	135,025	48.2%	20,722	53.5%

International
Germany	55,459	8.2%	6,819	7.6%	29,878	10.7%	3,360	8.7%
France	43,356	6.4%	8,166	9.2%	16,049	5.7%	3,182	8.2%
United Kingdom	38,668	5.7%	2,464	2.8%	34,272	12.2%	1,982	5.1%
Spain	27,955	4.1%	2,927	3.3%	27,955	10.0%	2,927	7.6%
Finland	19,836	2.9%	1,979	2.2%	6,197	2.2%	418	1.1%
Poland	17,121	2.5%	2,189	2.5%	1,892	0.7%	362	0.9%
Australia	10,280	1.5%	3,160	3.5%	10,280	3.7%	3,160	8.2%
The Netherlands	9,522	1.4%	1,676	1.9%	6,509	2.3%	1,235	3.2%
Other (c)	21,969	3.2%	3,232	3.6%	12,112	4.3%	1,376	3.5%
International Total	244,166	35.9%	32,612	36.6%	145,144	51.8%	18,002	46.5%
Total (d)	$680,141	100.0%	89,306	100.0%	$280,169	100.0%	38,724	100.0%

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties in the East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire, and West Virginia. Other properties in the West include assets in Washington, Nevada, New Mexico, Oregon, Wyoming, and Alaska. Other properties in the South include assets in Alabama, Louisiana, Arkansas, Mississippi, and Oklahoma. Other properties in the Midwest include assets in Missouri, Minnesota, Kansas, Wisconsin, Nebraska, and Iowa.

(c)	Includes assets in Norway, Hungary, Belgium, Sweden, Austria, Canada, Mexico, Thailand, Malaysia, and Japan.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of June 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$280,312	41.2%	36,810	41.2%	$121,445	43.3%	14,812	38.3%
CPI - based	187,631	27.6%	23,732	26.6%	77,790	27.8%	12,151	31.4%
Fixed	177,673	26.1%	24,526	27.5%	73,625	26.3%	10,415	26.9%
Other	20,394	3.0%	1,248	1.4%	4,294	1.5%	211	0.5%
None	14,131	2.1%	2,990	3.3%	3,015	1.1%	1,135	2.9%
Total (b)	$680,141	100.0%	89,306	100.0%	$280,169	100.0%	38,724	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Same Store Analysis
Dollars in thousands. Pro rata. Ranked by ABR increase.

Same store portfolio includes properties that were owned and continuously in operation during the period from June 30, 2014 to June 30, 2015. Excludes properties that were acquired, sold, or vacated, or were subject to lease renewals, extensions or modifications at any time during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of June 30, 2015.

	ABR			Percent
Property Type	As of June 30, 2015	As of June 30, 2014	Increase	Increase
Warehouse	$144,157	$141,290	$2,867	2.0%
Office	114,869	112,761	2,108	1.9%
Industrial	154,215	152,511	1,704	1.1%
Retail	77,524	76,879	645	0.8%
Other	81,690	81,281	409	0.5%
Total	$572,455	$564,722	$7,733	1.4%

Rent Adjustment Measure
Fixed	$151,670	$148,463	$3,207	2.2%
CPI - based	147,988	145,686	2,302	1.6%
(Uncapped) CPI	238,996	236,772	2,224	0.9%
Other	20,394	20,394	—	—%
None	13,407	13,407	—	—%
Total	$572,455	$564,722	$7,733	1.4%

Geography
U.S.	$408,896	$402,895	$6,001	1.5%
Europe	156,171	154,850	1,321	0.9%
Other International	7,388	6,977	411	5.9%
Total	$572,455	$564,722	$7,733	1.4%

Same Store Portfolio Summary
Number of properties	639
Square footage (in thousands)	74,224

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Leasing Activity
For the three months ended June 30, 2015, except ABR. Pro rata.

Lease Renewals and Extensions
			ABR (a)			Expected Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s)	Releasing Spread		Incremental Lease Term
Office	—	—	$—	$—	—%	$—	—
Industrial	—	—	—	—	—%	—	—
Warehouse	—	—	—	—	—%	—	—
Retail	103,018	1	210	210	—%	—	5 years
Other	—	—	—	—	—%	—	—
Total	103,018	1	$210	$210	—%	$—	5 years

Q2 Summary
Prior Lease ABR (% of Total Portfolio)	0.0%

New Leases
			ABR	Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	New Lease ($'000s)		New Lease Term
Office	—	—	$—	$—	—
Industrial	—	—	—	—	—
Warehouse	239,691	1	620	100	9 years
Retail	—	—	—	—	—
Other	—	—	—	—	—
Total	239,691	1	$620	$100	9 years
________

(a)	New lease amounts are based on in place rents a time of lease commencement.

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of June 30, 2015.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2015 (b)	9	$9,981	1.5%	1,142	1.3%
2016	16	20,099	3.0%	2,513	2.8%
2017	17	16,147	2.4%	2,679	3.0%
2018	29	56,638	8.3%	8,106	9.1%
2019	28	45,878	6.7%	4,685	5.2%
2020	24	35,415	5.2%	3,534	4.0%
2021	76	40,038	5.9%	6,612	7.4%
2022	37	61,906	9.1%	8,551	9.6%
2023	14	45,811	6.7%	5,550	6.2%
2024	44	92,895	13.7%	12,475	14.0%
2025	41	29,175	4.3%	3,036	3.4%
2026	21	17,363	2.6%	2,525	2.8%
2027	16	34,161	5.0%	5,341	6.0%
2028	10	23,407	3.4%	2,987	3.3%
Thereafter (>2028)	88	151,227	22.2%	18,342	20.5%
Vacant	—	—	—%	1,228	1.4%
Total (c)	470	$680,141	100.0%	89,306	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month leases are counted in 2015 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2015

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of June 30, 2015.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2015 (b)	1	$1,012	0.4%	97	0.2%
2016	8	5,141	1.8%	719	1.9%
2017	6	4,959	1.8%	1,028	2.6%
2018	21	27,321	9.7%	4,759	12.3%
2019	13	9,058	3.2%	1,584	4.1%
2020	9	7,985	2.8%	1,178	3.0%
2021	7	9,497	3.4%	1,766	4.6%
2022	10	12,778	4.6%	2,447	6.3%
2023	5	10,004	3.6%	1,393	3.6%
2024	12	42,138	15.0%	5,707	14.7%
2025	30	15,256	5.4%	1,255	3.2%
2026	2	3,296	1.2%	359	0.9%
2027	7	14,270	5.1%	1,805	4.7%
2028	7	16,689	6.0%	2,195	5.7%
Thereafter (>2028)	99	100,765	36.0%	11,947	30.9%
Vacant	—	—	—%	485	1.3%
Total (c) (d)	237	$280,169	100.0%	38,724	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month leases are counted in 2015 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(d)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 30

W. P. Carey Inc.

Investment Management
Second Quarter 2015

Investing for the long runTM | 31

W. P. Carey Inc.
Investment Management – Second Quarter 2015

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended June 30, 2015.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI	CWI 2	CCIF
General
Year established	2007	2013	2010	2014	2014
Total AUM (a)	$5,606,152	$1,899,997	$2,544,317	$245,516	$87,742

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC
Number of net-leased properties	374	56	N/A	N/A	N/A
Number of operating properties	72	43	33	3	N/A
Number of tenants – net-leased properties (b)	113	88	N/A	N/A	N/A
Square footage (b)	39,169	8,656	6,121	758	N/A
Occupancy (c)	100.0%	100.0%	80.8%	82.7%	N/A
Acquisitions – second quarter	$99,382	$421,067	$406,076	$144,158	N/A
Dispositions – second quarter	—	—	—	—	N/A

Balance Sheet
Total assets	$4,571,752	$2,046,175	$2,440,552	$271,259	88,061
Total debt	1,923,575	864,562	1,318,523	108,585	20,000
Total debt / total assets	42.1%	42.3%	54.0%	40.0%	22.7%

Investor Capital Inflow
Gross offering proceeds – second quarter (d)	N/A	N/A	$1,231	$16,963	N/A
Status (e)	Closed	Closed	Closed	Open	N/A
% subscribed
Initial offering (d)	100%	100%	100%	1%	In registration (effective July 2015)
Follow-on offering (d)	100%	N/A	100%	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

(b)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(c)
Represents occupancy for net-leased properties for CPA®:17 – Global and CPA®:18 – Global. Represents occupancy for hotels owned by CWI for the six months ended June 30, 2015. Occupancy for CPA®:17 – Global's 71 self-storage properties was 89.4% as of June 30, 2015. Occupancy for CPA®:18 – Global's 37 self-storage properties and six multi-family properties was 87.4% and 94.8%, respectively, as of June 30, 2015.

(d)	Excludes distribution reinvestment plan proceeds.

(e)
CWI 2 began to admit new stockholders on May 15, 2015 in connection with its initial public offering for up to $1.4 billion of common stock, including $600.0 million for its distribution reinvestment plan.

Investing for the long runTM | 32

W. P. Carey Inc.
Investment Management – Second Quarter 2015

Summary of Selected Revenue Sources from Managed Programs

Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI	CWI 2	CCIF (a)
Status	Closed	Closed	Closed	Open	In registration (effective July 24, 2015)
Profits Interests
Special general partnership profits interest (% of Available Cash) (b) (c)	10.00%	10.00%	8.00% (d)	10.00%	N/A

Asset Management and Structuring Revenues
Asset management fees (% of average market value) (c) (e)	0.50%	0.50%	0.40% (f)	0.4125% (g)	N/A
Acquisition / structuring fees (% of total aggregate cost) (c) (h)	4.50% (i)	4.50% (i) (j)	2.00% (k)	1.875% (l)	N/A
Management fee (average of gross assets at the end of the two most recently completed calendar months)	N/A	N/A	N/A	N/A	2.00%; 1.875%; and 1.75% (m)

Performance-based Incentive Fees
Incentive fee on income (n)	N/A	N/A	N/A	N/A
Incentive fee on capital gains (o)	N/A	N/A	N/A	N/A	20.00%

Dealer Manager Related Revenues
Selling commissions	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Dealer manager fees	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which is re-allowed to selected broker dealers.
Distribution and shareholder servicing fees
We receive an annual distribution and shareholder servicing fee in connection with sales of shares of CPA®:18 - Global’s Class C common stock, CWI 2’s Class T common stock, and CCIF 2016 T’s common stock, which may be re-allowed to selected broker dealers.

________

(a)
CCIF is the master fund in a master/feeder fund structure. CCIF 2016 T and CCIF – I are two of the feeder funds and their respective registration statement were declared effective on July 24, 2015 and July 31, 2015, respectively. CCIF pays us a management fee. CCIF 2016 T and CCIF – I do not pay a separate management fee.

(b)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in real estate and the Managed REITs in our consolidated financial statements.

(c)	Fees are subject to certain regulatory limitations and restrictions, as described in the applicable Managed REIT prospectus.

(d)	Special general partnership receives 10% of Available Cash; however, 20% of the special general partnership is owned by an unrelated third-party subadvisor.

(e)
Generally 0.50%; however, asset management fees may vary according to the type of asset as described in the prospectus of each Managed REIT. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI and CWI 2’s stock for asset management fees due, while the CPA REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(f)	20% of CWI’s 0.50% asset management fee is paid to an unrelated third-party subadvisor.

(g)	25% of CWI 2’s 0.55% asset management fee is paid to an unrelated third-party subadvisor.

(h)	Recorded in Structuring revenue in our consolidated financial statements.

(i)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(j)
In connection with the acquisitions of multi-family and multi-tenant properties on behalf of CPA®:18 – Global, we entered into agreements with unrelated third-party advisors for the day-to-day management of the properties for a fee.

(k)
20% of CWI’s 2.50% acquisition fee is paid to an unrelated third-party subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of up to 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectus for CWI. 20% of the loan refinancing fee is paid to the subadvisor.

(l)
25% of CWI 2’s 2.50% acquisition fee is paid to an unrelated third-party subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of up to 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectus for CWI 2.25% of the loan refinancing fee is paid to the subadvisor.

(m)	Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

(n)
The incentive fee on income is paid quarterly if earned; it is computed as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital, and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital.

(o)
The incentive fee on capital gains is paid annually if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

Investing for the long runTM | 33

W. P. Carey Inc.
Investment Management – Second Quarter 2015

Investment Activity – Managed REITs
Dollars in thousands. Pro rata. For the six months ended June 30, 2015.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q15
CPA®:17 – Global	iHeartCommunications, Inc.	San Antonio, TX	$22,170	Jan-15	Office	120,147
CPA®:17 – Global	FM Polska s.p. z oo (2 properties) (a)	Mszczonów and Tomaszów Mazowiecki, Poland	63,849	Feb-15	Warehouse	1,277,184
CPA®:18 – Global	Rabobank (a) (b)	Eindhoven, Netherlands	91,134	Mar-15	Office	BTS
CPA®:18 – Global	Broadfold (Truffle) (a) (c)	Aberdeen, United Kingdom	7,552	Mar-15	Industrial	55,247
1Q15 Total			184,705			1,452,578

2Q15
CPA®:18 – Global	Republic Services, Inc (c)	Freetown, MA	3,999	Apr-15	Industrial	66,000
CPA®:18 – Global	Intuit Inc. (c)	Plano, TX	35,455	Apr-15	Office	166,033
CPA®:18 – Global	Marriott Munich (a) (b)	Munich, Germany	81,565	May-15	Hotel	BTS
CPA®:18 – Global	Core-Mark International, Inc. (c)	Plymouth, MN	15,822	May-15	Industrial	208,931
CPA®:18 – Global	COOP Ost AS (a) (c)	Oslo, Norway	90,879	May-15	Retail	178,369
CPA®:18 – Global	First Secretary of State (a)	Cardiff, United Kingdom	5,133	Jun-15	Office	51,005
CPA®:17 – Global	Pilkington Automotive Poland (a) (b)	Chmielów, Poland	11,937	Jun-15	Industrial	BTS
CPA®:18 – Global	Melia Hotels International, S.A. (a) (b)	Hamburg, Germany	31,599	Jun-15	Hotel	BTS
CPA®:17 – Global	The Bon-Ton Stores, Inc. (6 properties)	Joliet, IL; Fargo, ND; and Ashwaubenon, Brookfield, Greendale, and Wauwatosa, WI	87,445	Jun-15	Retail	1,002,731
2Q15 Total			363,834			1,673,069
Year-to-Date Total Acquisitions – Net-Leased Properties			548,539			3,125,647

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W. P. Carey Inc.
Investment Management – Second Quarter 2015

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (c)	Closing Date
1Q15
CPA®:18 – Global	Naples, FL	16,458	Jan-15
CPA®:18 – Global	Valrico, FL	9,746	Jan-15
CPA®:18 – Global	Tallahassee, FL	7,919	Feb-15
CPA®:18 – Global	Lady Lake, FL	6,357	Feb-15
CPA®:18 – Global	Sebastian, FL	3,168	Feb-15
CPA®:18 – Global	Panama City, FL	4,224	Mar-15
1Q15 Total		47,872

2Q15
CPA®:18 – Global (2 properties)	Stockbridge and Lilburn, GA	6,407	Apr-15
CPA®:18 – Global (7 properties)	Palms; Rialto; Lancaster; Hesperia; and Highland, CA	38,375	Apr-15
CPA®:18 – Global	Louisville, KY	10,642	Apr-15
CPA®:18 – Global	Crystal Lake, IL	4,223	May-15
CPA®:18 – Global	Las Vegas, NV	10,340	May-15
CPA®:18 – Global	Vaughan, Canada (a) (b)	20,560	May-15
CPA®:18 – Global	Panama City Beach, FL	9,949	May-15
CPA®:18 – Global	Sarasota, FL	8,611	Jun-15
CPA®:18 – Global	St. Peters, MO	3,715	Jun-15
2Q15 Total		112,822
Year-to-Date Total Acquisitions – Self-Storage Properties		160,694

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price (d)	Closing Date
1Q15
CWI	Minneapolis, MN	69,339	Feb-15
CWI	Pasadena, CA	157,959	Mar-15
1Q15 Total		227,298

2Q15
CWI	Atlanta, GA	60,787	Apr-15
CWI 2	Nashville, TN	69,696	May-15
CWI	Philadelphia, PA	76,611	May-15
CWI (47.3%); CWI 2 (19.3%)	Key Biscayne, FL	256,764	May-15
CWI	Fort Lauderdale, FL	86,376	Jun-15
2Q15 Total		550,234
Year-to-Date Total Acquisitions – Hotels		777,532

Investing for the long runTM | 35

W. P. Carey Inc.
Investment Management – Second Quarter 2015

Acquisitions – Multi-Family
Portfolio(s)	Property Location(s)	Purchase Price (d)	Closing Date
1Q15
CPA®:18 – Global	Durham, NC	34,707	Jan-15
CPA®:18 – Global	Fort Myers, FL	28,190	Jan-15
CPA®:18 – Global	Reading, United Kingdom (a)	45,637	Feb-15
1Q15 Total		108,534

2Q15
CPA®:18 – Global	San Antonio, TX	43,793	Jun-15
2Q15 Total		43,793
Year-to-Date Total Acquisitions – Multi-Family Properties		152,327

Acquisitions – Other
Portfolio(s)	Security Type	Company	Purchase Price	Closing Date
1Q15
CPA®:17 – Global	Loans Receivable	1185 Broadway LLC (d)	30,303	Jan-15
CPA®:17 – Global	Loans Receivable	127 West 23rd Manager, LLC (d)	12,727	Feb-15
CPA®:17 – Global	Equity Securities	BPS Nevada, LLC	9,091	Feb-15
1Q15 Total			52,121

2Q15 (N/A)

Year-to-Date Total Acquisitions – Other			52,121

Year-to-Date Total Acquisitions			$1,691,213
________

(a)	Amount reflects the applicable exchange rate on the date of acquisition.

(b)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(c)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(d)	Purchase price includes acquisition-related costs and fees, which were expensed.

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W. P. Carey Inc.

Appendix
Second Quarter 2015

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W. P. Carey Inc.
Appendix – Second Quarter 2015

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Jun. 30, 2015
Consolidated Lease Revenues
Total lease revenues – as reported	$162,574
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	4,852
157,722

Plus: NOI from Operating Properties
Hotels NOI	2,100
Self-storage properties NOI	125
2,225

159,947

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,706
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,785)
(1,079)

158,868

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	12,643
Less: Straight-line rent amortization	(3,113)
Add: Other non-cash items	100
9,630

Pro Rata Cash NOI (a)	168,498

Adjustment to normalize for intra-period acquisitions and dispositions (b)	281

Normalized Pro Rata Cash NOI (a)	$168,779
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired during the three months ended June 30, 2015, the adjustment replaces our pro rata share of cash NOI for the partial period with an amount estimated to be equivalent to our pro rata share of cash NOI for the full period. For properties disposed of during the three months ended June 30, 2015, the adjustment eliminates our pro rata share of cash NOI for the period.

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W. P. Carey Inc.
Appendix – Second Quarter 2015

Reconciliation of Net Income to Adjusted EBITDA – Last Five Quarters
In thousands.

	Three Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014
Net income Attributable to W. P. Carey	$63,348	$36,116	$32,272	$27,337	$64,739

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization (a)	65,166	65,400	61,478	59,524	63,555
Interest expense (a)	47,693	47,949	44,799	46,588	47,826
Provision for income taxes (a)	15,010	1,980	6,172	945	8,340
EBITDA (b)	191,217	151,445	144,721	134,394	184,460

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Above- and below-market rent intangible and straight-line rent adjustments	10,150	10,813	10,350	12,642	8,125
Unrealized (gains) losses on hedging activity (c)	(5,347)	7,425	1,293	4,806	403
Stock-based compensation expense	5,089	7,009	8,095	7,979	7,957
Impairment charges	591	2,683	16,776	4,225	2,066
	10,483	27,930	36,514	29,652	18,551
Adjustments for Non-Core Items (d)
Property acquisition expenses	1,870	6,321	3,060	609	224
Merger expenses	27	(645)	37	9	915
Gain on sale of real estate, net	(16)	(1,185)	(5,062)	(259)	(25,582)
Loss on extinguishment of debt	—	—	—	1,122	721
Other (e) (f)	509	(382)	2,893	(272)	158
	2,390	4,109	928	1,209	(23,564)
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (g)
Add: Pro rata share of adjustments for equity investments	2,478	2,001	4,369	1,487	1,725
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(4,838)	(4,012)	(4,550)	(6,354)	(5,330)
	(2,360)	(2,011)	(181)	(4,867)	(3,605)
Adjustments for Equity Investments in the Managed REITs (h)
Add: Distributions received from equity investments in the Managed REITs	1,754	1,580	1,447	1,298	1,245
Less: Income from equity investments in the Managed REITs	(572)	(115)	(333)	(241)	(650)
	1,182	1,465	1,114	1,057	595

Adjusted EBITDA (b)	$202,912	$182,938	$183,096	$161,445	$176,437
________

(a)	Includes amounts related to discontinued operations.

(b)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(c)	Comprised of gains and losses on derivatives and gains and losses on foreign currency hedges.

(d)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(e)
Other, net for the three months ended December 31, 2014 primarily consists of proceeds from a bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 merger on January 31, 2014, and under GAAP was accounted for in purchase accounting.

(f)
Effective prospectively on January 1, 2015, we no longer adjust for realized gains or losses on foreign exchange derivatives. Realized gains (losses) on derivatives were $0.8 million, $0.3 million, and $(0.4) million for the three months ended December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(g)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items, and non-core items from joint ventures.

(h)	Adjustments to include cash distributions received from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

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W. P. Carey Inc.
Appendix – Second Quarter 2015

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets, and extraordinary items; however, FFO related to assets held for sale, sold, or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata (described below) share of unconsolidated subsidiaries. FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries, and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude acquisition expenses and non-core expenses, such as merger and restructuring expenses. Merger expenses are related to the CPA®:16 merger. We also exclude realized gains/losses on foreign exchange derivatives, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as (i) they are not the primary drivers in our decision-making process and (ii) excluding these items provides investors with a view of our portfolio performance over time and make it more comparable to other REITs that are currently not engaged in acquisitions, mergers, and restructurings, which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

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W. P. Carey Inc.
Appendix – Second Quarter 2015

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues, and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues, and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the report date. ABR is not applicable to operating properties.

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